Elm Market Navigator ETF
Schedule of Investments
June 30, 2025 (Unaudited)

EXCHANGE TRADED FUNDS - 99.2%	Shares	Value
iShares 0-3 Month Treasury Bond ETF	464,891	$46,809,875
iShares Core MSCI Emerging Markets ETF	446,442	26,799,913
iShares Core MSCI Europe ETF	474,110	31,386,082
iShares Core MSCI Pacific ETF	307,354	21,115,220
iShares Core S&P Total U.S. Stock Market ETF	23,611	3,188,429
iShares Core U.S. Aggregate Bond ETF	89,488	8,877,209
iShares iBoxx $ Investment Grade Corporate Bond ETF	39,334	4,311,400
iShares MSCI EAFE Small-Cap ETF	49,648	3,608,417
iShares National Muni Bond ETF	931	97,271
JPMorgan BetaBuilders Canada ETF	40,123	3,237,926
JPMorgan BetaBuilders Europe ETF	381,928	25,764,863
Schwab International Small-Cap Equity ETF	98,593	4,199,076
Schwab U.S. REIT ETF	227,054	4,804,463
Schwab U.S. Broad Market ETF	400,212	9,537,052
Schwab U.S. TIPS ETF	2,376,932	63,416,546
SPDR Portfolio Emerging Markets ETF	585,210	25,011,875
Vanguard FTSE All-World ex-US ETF	72,526	4,875,198
Vanguard FTSE Emerging Markets ETF	754,856	37,335,178
Vanguard FTSE Europe ETF	12,116	938,990
Vanguard FTSE Pacific ETF	172,374	14,165,695
Vanguard Real Estate ETF	943	83,983
Vanguard S&P 500 ETF	1,686	957,698
Vanguard Small-Cap ETF	7,005	1,660,045
Vanguard Total Bond Market ETF	125,417	9,234,454
Vanguard Total Stock Market ETF	281,275	85,487,911
Vanguard Value ETF	19,447	3,437,063
TOTAL EXCHANGE TRADED FUNDS (Cost $390,098,693)		440,341,832

U.S. TREASURY SECURITIES - 0.0%	Par	Value
U.S. Treasury Inflation Indexed Bonds
0.63%, 07/15/2032	$264,984	247,275
1.88%, 07/15/2034	40,894	40,949
TOTAL U.S. TREASURY SECURITIES (Cost $279,659)		288,224

SHORT-TERM INVESTMENTS - 0.7%	Shares	Value
Money Market Funds - 0.5%
First American Government Obligations Fund - Class X, 4.25% (a)	2,134,880	2,134,880

U.S. Treasury Bills - 0.2%	Par
U.S. Treasury Bill
4.08%, 12/26/2025 (b)	$858,000	840,585
TOTAL SHORT-TERM INVESTMENTS (Cost $2,974,033)		2,975,465

TOTAL INVESTMENTS - 99.9% (Cost $393,352,385)		443,605,521
Other Assets in Excess of Liabilities - 0.1%		412,672
TOTAL NET ASSETS - 100.0%		$444,018,193
two		–%
Percentages are stated as a percent of net assets.		–%

REIT - Real Estate Investment Trust TIPS – Treasury Inflation-Protected Securities

(a)	The rate shown represents the 7-day annualized effective yield as of June 30, 2025.
(b)	The rate shown is the annualized effective yield as of June 30, 2025.

Investment Valuation

The following is a summary of the Fund’s pricing procedures. It is intended to be a general discussion and may not necessarily reflect all the pricing procedures followed by the Fund.

Fixed income securities, including short-term debt instruments having a maturity less than 60 days, are valued at the evaluated mean price supplied by an approved independent third-party pricing service (“Pricing Service”). These securities are categorized in Level 2 of the fair value hierarchy.

The Board of Trustees (the "Board”) has adopted a pricing and valuation policy for use by the Fund and its Valuation Designee (as defined below) in calculating the Fund’s NAV. Pursuant to Rule 2a-5 under the 1940 Act, the Fund has designated Elm Partners Management LLC as its “Valuation Designee” to perform all of the fair value determinations as well as to perform all of the responsibilities that may be performed by the Valuation Designee in accordance with Rule 2a-5. The Valuation Designee is authorized to make all necessary determinations of the fair values of the portfolio securities and other assets for which market quotations are not readily available or if it is deemed that the prices obtained from brokers and dealers or independent pricing services are unreliable.

The Fund has adopted authoritative fair value accounting standards which establish an authoritative definition of fair value and set out a hierarchy for measuring fair value. These standards require additional disclosures about the various inputs and valuation techniques used to develop the measurements of fair value, a discussion in changes in valuation techniques and related inputs during the period and expanded disclosure of valuation levels for major security types. These inputs are summarized in the three broad levels listed below:

Level 1 – Unadjusted quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access.

Level 2 – Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 – Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The inputs or methodology used for valuing securities are not an indication of the risk associated with investing in those securities.

The following table is a summary of the inputs used to value the Fund’s securities by level within the fair value hierarchy as of June 30, 2025:

	Level 1	Level 2	Level 3	Total
Investments at Fair Value:
Exchange Traded Funds	440,341,832	–	–	440,341,832
U.S. Treasury Securities	–	288,224	–	288,224
Money Market Funds	2,134,880	–	–	2,134,880
U.S. Treasury Bills	–	840,585	–	840,585
Total Investments in Securities	442,476,712	1,128,809	–	443,605,521

As of the period ended June 30, 2025, the Fund did not hold any Level 3 securities, nor were there any transfers into or out of Level 3. Refer to the Fund’s Schedule of Investments for further information on the classification of investments.